UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 12, 2012

NORTHSTAR REALTY FINANCE CORP.
(Exact name of registrant as specified in its charter)

Maryland	No. 001-32330	No. 11-3707493
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue 18th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 547-2600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreements.

On June 12, 2012, NorthStar Realty Finance Corp. (the “Company”) and NorthStar Realty Finance Limited Partnership (the “Partnership”) entered into separate Equity Distribution Agreements (the “Agreements”) with each of JMP Securities LLC and MLV & Co. LLC (each, an “Agent” and together, the “Agents”), pursuant to which the Company may issue and sell over time and from time to time, through either Agent, as the Company’s sales agent, or to either Agent for resale, up to 500,000 shares of its 8.75% Series A Cumulative Redeemable Preferred Stock, liquidation preference $25 per share, $0.01 par value per share (“Series A Preferred Stock”), and up to 2,500,000 shares of its 8.25% Series B Cumulative Redeemable Preferred Stock, liquidation preference $25 per share, $0.01 par value per share (“Series B Preferred Stock”).

Sales of shares of Series A Preferred Stock and Series B Preferred Stock pursuant to the Agreements, if any, may be effected by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 of the Securities Act of 1933, as amended, including without limitation directly on the New York Stock Exchange or any other existing trading market for the Series A Preferred Stock and Series B Preferred Stock or through a market maker, up to the amount specified, and otherwise to or through an Agent in accordance with the notice delivered to such Agent.  In addition, if agreed by the Company and an Agent, some or all of the shares of Series A Preferred Stock and Series B Preferred Stock issued pursuant to the applicable Agreement may be sold to or through such Agent by any other method permitted by law, including, but not limited to, in privately negotiated transactions. Under the equity distribution agreements, the applicable Agent will be entitled to compensation of 2.0% of the gross sales price of all shares sold through it as the Company’s agent.

Shares of Series A Preferred Stock and Series B Preferred Stock sold pursuant to the Agreements will be issued pursuant to a prospectus dated April 27, 2012, as supplemented by a prospectus supplement dated June 12, 2012, in each case filed with the Securities and Exchange Commission (the “Commission”) pursuant to the  Company’s effective Registration Statement on Form S-3 (File No. 333-180256) (the “Registration Statement”) which was initially filed with the Commission on March 21, 2012 and declared effective on April 27, 2012.  Interested investors should read the Registration Statement and all documents incorporated therein.  The Agreements are filed as Exhibits 1.1 and 1.2 to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing description of the material terms of the Agreements and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to such exhibit.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities.  A Registration Statement relating to these securities has been filed with the Commission and is effective.  Copies of the prospectus supplement and accompanying prospectus relating to the offering may be obtained when available by contacting JMP Securities, Attention: Equity Securities, 600 Montgomery Street, 11th Floor, San Francisco, California  94111, telephone: (415) 835-8900, by contacting MLV & Co. LLC, 1251 Avenue of the Americas, 41st Floor, New York, NY 10020, Attention: Dean Colucci (fax no. (212) 317-1515, email: dcolucci@mlvco.com) or by visiting EDGAR on the Commission’s website at www.sec.gov.

2

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the issuances and sales of the Series A Preferred Stock and the Series B Preferred Stock to be made pursuant to the Agreements, the Company caused Articles Supplementary to be filed with the Maryland State Department of Assessments and Taxation on June 12, 2012, classifying 370,000 shares of the Company’s authorized preferred stock as additional shares of Series A Preferred Stock thereby increasing the aggregate authorized shares of Series A Preferred Stock to 2,900,000, and classifying 2,260,000 shares of the Company’s authorized preferred stock as additional shares of Series B Preferred Stock thereby increasing the aggregate authorized shares of Series B Preferred Stock to 11,700,000.  A copy of the above-referenced Articles Supplementary is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 8.01  Other Events.

The Company, as the general partner of the Partnership, amended the agreement of limited partnership of the Partnership (the “Partnership Agreement”) on June 12, 2012 to provide for the Partnership Agreement to be amended from time to time to reflect the issuances of up to an additional 500,000 of the Partnership’s 8.25% Series A Preferred Units, liquidation preference $25.00 per unit (the “Series A Preferred Units”), and up to an additional 500,000 of the Partnership’s 8.25% Series B Preferred Units, liquidation preference $25.00 per unit (the “Series B Preferred Units”), that may be issued to the Company in exchange for contribution by the Company to the Partnership the net proceeds of the Series A Preferred Stock and Series B Preferred Stock, as the case may be, to be issued and sold from time to time pursuant to the Agreements.  A copy of such amendment is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Exhibits 5.1 and 23.1 to this Current Report on Form 8-K are filed herewith in connection with the Company’s Registration Statement and are incorporated therein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibit is furnished as part of this Report on Form 8-K:

Exhibit Number	Description

Exhibit 1.1	Equity Distribution Agreement, dated June 12, 2012, among NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and JMP Securities LLC.

Exhibit 1.2	Equity Distribution Agreement, dated June 12, 2012, among NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and MLV & Co. LLC.

Exhibit 3.1
Articles Supplementary Classifying 370,000 shares of NorthStar Realty Finance Corp.’s preferred stock into additional shares of Series A Preferred Stock and Classifying 2,260,000 shares of NorthStar Realty Finance Corp.’s preferred stock into additional shares of Series B Preferred Stock.

Exhibit 5.1	Opinion of Venable LLP, regarding validity of the securities to be issued.

Exhibit 23.1	Consent of Venable LLP (included in Exhibit 5.1).

Exhibit 99.1	Seventh Amendment to the Agreement of Limited Partnership of NorthStar Realty Finance Limited Partnership, dated June 12, 2012.

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2012

NORTHSTAR REALTY FINANCE CORP.

By	/s/ Ronald J. Lieberman
	Name:	Ronald J. Lieberman
	Title:	Executive Vice President,
General Counsel and
Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 1.1	Equity Distribution Agreement, dated June 12, 2012, among NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and JMP Securities LLC.

Exhibit 1.2	Equity Distribution Agreement, dated June 12, 2012, among NorthStar Realty Finance Corp., NorthStar Realty Finance Limited Partnership and MLV & Co. LLC.

Exhibit 3.1
Articles Supplementary Classifying 370,000 shares of NorthStar Realty Finance Corp.’s preferred stock into additional shares of Series A Preferred Stock and Classifying 2,260,000 shares of NorthStar Realty Finance Corp.’s preferred stock into additional shares of Series B Preferred Stock.

Exhibit 5.1	Opinion of Venable LLP, regarding validity of the securities to be issued.

Exhibit 23.1	Consent of Venable LLP (included in Exhibit 5.1).

Exhibit 99.1	Seventh Amendment to the Agreement of Limited Partnership of NorthStar Realty Finance Limited Partnership, dated June 12, 2012.